UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On November 9, 2023, Five9, Inc. (the “Company”) appointed, with immediate effect, Andy Dignan as the Company’s Chief Operating Officer.

Mr. Dignan, age 46, has served as the Company’s Chief Customer Officer since December 19, 2022, and prior to that served in various executive positions within the company since his initial hire as Senior Vice President, Professional Services on September 18, 2018. Prior to joining the Company, Mr. Dignan served as the Global head of Collaboration & Contact Center GTM at Cisco Systems, Inc., a Networking, Cloud, and Cybersecurity Solutions company from November 2014 to September 2018. Prior to Cisco, Andy led the Collaboration & Contact Center at CDW, an IT Solutions and Services company from 2007 to 2014. Prior to that, Mr. Dignan was employed at Berbee Information Networks Corporation as UC and Contact Center Consulting Engineer from 2002 – 2005. Mr. Dignan earned his Bachelor of Science in Marketing from Trinity International University.

In connection with Mr. Dignan’s promotion to Chief Operating Officer, Mr. Dignan will receive an annual base salary of $446,000 and an annual target bonus of $334,500, each of which will be pro-rated for 2023. In addition, in connection with his promotion, the Company will grant an award of restricted stock units with a value of $1,750,000 to Mr. Dignan that will vest quarterly over four years, subject to his continued service.

The Company has entered into an indemnification agreement with Mr. Dignan in the form previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2015. The indemnification agreement requires the Company to indemnify Mr. Dignan to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company, and to advance expenses incurred as a result of any proceeding against him as to which she could be indemnified, among other things.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: November 13, 2023	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer